UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 22, 2002

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

          DELAWARE                   000-25887                   36-3681151
(State or other jurisdiction  (Commission file number)        (I.R.S. employer
     of incorporation)                                       identification no.)

    TEN NORTH DEARBORN                                              60602
     CHICAGO, ILLINOIS                                           (Zip Code)
  (Address of principal
    executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.
         ------------

         On July 22, 2002, PrivateBancorp, Inc. (the "Company") announced its earnings results for the quarter ended June 30, 2002. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.

ITEM 7(C).  EXHIBITS.
            --------

Exhibit 99.1      Press Release dated July 22, 2002.

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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRIVATEBANCORP, INC.


Date:  July 22, 2002                   By: /s/ Ralph B. Mandell
                                           -------------------------------------
                                           Ralph B. Mandell
                                           Chairman of the Board, President and
                                             Chief Executive Officer

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

                                INDEX TO EXHIBITS
                                -----------------
Exhibit
-------

99.1        Press Release dated July 22, 2002.

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